FOR IMMEDIATE RELEASE
Roadrunner Transportation Systems Announces Extension to Interim Credit Facility Amendment

CUDAHY, Wis.-April 3, 2017 - Roadrunner Transportation Systems, Inc. (“Roadrunner”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, announced today that it has signed an extension to its interim credit facility amendment, as it continues to make progress with its lender group on a previously-announced long-term loan amendment.
The agreement temporarily extends the working capital loans and forbearance provisions of the interim amendment announced on March 6, providing the company with the liquidity and financial flexibility to continue operating as usual while completing the long-term loan amendment.
“Today’s announcement marks another step towards our long-term credit solution,” said Curt Stoelting, President and Chief Operating Officer of Roadrunner. “Extending the interim agreement helps us to remain focused on serving our customers and clients while we conclude successful negotiations with our lender group.”
The company said that it has delayed filing its restated financial statements and its 2016 Form 10-K with the Securities and Exchange Commission until after completion of the long-term loan amendment.
Roadrunner also announced that Peter R. Armbruster, Chief Financial Officer since 2005, is leaving the company. The company expects to make an announcement in the near future regarding a successor.
About Roadrunner Transportation Systems, Inc.
Roadrunner is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner Freight, Roadrunner Express, Roadrunner Temperature Controlled, Roadrunner Truckload Plus, Roadrunner Intermodal Services and Ascent Global Logistics® brands. The Roadrunner brand offers solutions including less-than-truckload, air and ground domestic and cross-border expedite, dry van and temperature controlled truckload logistics and intermodal services. The Ascent Global Logistics brand offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com.
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding the liquidity and financial needs of Roadrunner; the levels of business activity of Roadrunner; the timing and ability to complete a long-term loan amendment; and the timing and ability to file reports with the Securities and Exchange Commission. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on our current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, the level of customer demand for Roadrunner’s services; the continued compliance by Roadrunner with the credit facility, including the extension; the agreement of the lender group to complete a long-term loan amendment; and the volatility of Roadrunner’s stock price. In addition, please refer to the risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.

Contact
Roadrunner Transportation Systems, Inc.
Betty Kujawa
414-615-1631

Reputation Partners
Marilyn Vollrath
414-376-8834
ir@rrts.com